                                                                    EXHIBIT 10.3

                                 LOAN AGREEMENT

         This LOAN AGREEMENT ("Agreement") is entered into as of this 20th day of September, 1996 by and among VIEWSTAR CORPORATION, a California corporation (the "Borrower"), and DIGITAL SYSTEMS INTERNATIONAL, INC., a Washington corporation (the "Lender").

         WHEREAS, the Lender and the Borrower are entering into good faith negotiations with respect to a potential merger of the two companies (any such consummated transaction, a "Merger").

         WHEREAS, the Lender and the Borrower wish to enter into this Agreement to establish the terms and conditions upon which the Lender shall make a term loan to the Borrower for the purpose of funding Borrower's working capital requirements prior to consummation of a Merger.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       DEFINITIONS

         Unless otherwise provided, all accounting terms used herein shall be construed in accordance with Generally Accepted Accounting Principles. The following terms shall have the meanings assigned to them below in this Section 1 or in the provisions of this Agreement referred to below:

         "Business Day" - any day on which commercial banks in Seattle, Washington are open for the conduct of normal banking business.

         "Default(s)" - the occurrence of any event or condition which, after the giving of notice and/or the lapse of time (provided for in Section 6), would become an Event of Default under Section 6.

         "Event(s) of Default" - see Section 6.

         "Generally Accepted Accounting Principles" or "GAAP" - generally accepted accounting principles which are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year of the Borrower ending December 31, 1996, and (ii) such that certified public accountants would, insofar as the use of accounting principles is pertinent, be in a position to deliver an unqualified opinion as to financial statements in which such principles have been properly applied.

         "Indebtedness" - all debt, capital leases and other similar monetary obligations, whether direct or indirect, and all guaranties, endorsements (other than endorsement of notes, bills and checks presented to banks for collection or deposit in the ordinary course of business) and other contingent obligations in respect of indebtedness of others, including any obligations to supply funds to or in any other manner to invest, directly or indirectly, in the debtor, to purchase indebtedness, or to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owner of the indebtedness against loss, or otherwise.

         "IPO" - an intial public offering of shares of capital stock of the Borrower.

         "Lending" - the disbursement by the Lender to the Borrower of the Loan to be made hereunder.

         "Loan" - see Section 2.1.

         "Loan Documents" - collectively, this Agreement, the Promissory Note, the Subordination Agreement and any other instruments or agreements executed and delivered by the Borrower to the Lender in connection with the transactions contemplated by this Agreement.

         "Maturity Date" - see Section 2.3.

         "Note" - see Section 2.3.

         "Obligations" - all indebtedness, obligations and liabilities of the Borrower to the Lender arising after the date of this Agreement, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, whether arising or incurred under this Agreement or in respect of the Loan and the Promissory Note or under the other Loan Documents or any other agreements or instruments at any time evidencing or securing any obligations of the Borrower to the Lender.

         "Person" - any individual, corporation, partnership, trust, unincorporated association, joint stock company or other legal entity or organization and any government or agency or political subdivision thereof.

         "Prime Rate" - the rate of interest designated by Seafirst Bank (or any successor thereto) ("Seafirst) as its "Prime" rate; provided, however, that if Seafirst Bank shall discontinue such designation, the Prime Rate shall thereafter refer to the rate of interest charged to Lender for commercial loans obtained by Lender in the ordinary course of its business.

         "Promissory Note" - see Section 2.3.

         "Registration Statement" - the registration statement on Form S-1 filed by the Borrower with the Securities and Exchange Commission in August 5, 1996.

         "Subordination Agreements" - the subordination agreements between the Borrower and certain holders of its preferred stock referred to in Section 2.8.

         "Voting Stock" - stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, partnership, association or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

2.       THE LOAN

         2.1      COMMITMENT TO LEND

         Subject to all of the terms and conditions set forth herein, including, without limitation, full compliance with all of the conditions precedent set forth in Section 4 below, the Lender agrees to loan to the Borrower an aggregate principal amount of $4,000,000 (the "Loan").

         2.2      USE OF PROCEEDS

         The proceeds of the Loan shall be used by Borrower solely in the ordinary course of the Borrower's business, including retirement of outstanding capital lease obligations.

         2.3      PROMISSORY NOTE

         The Loan shall be evidenced by the Borrower's promissory note substantially in the form of Exhibit A hereto, with appropriate insertions (the "Promissory Note"), payable in the manner provided therein to the order of the Lender in the original principal amount of $4,000,000. The Promissory Note shall be dated the date of the disbursement of the Loan evidenced thereby and shall be stated to mature on the fourth anniversary at the disbursement of the Loan (the "Maturity Date"). The outstanding principal balance of the Promissory Note shall bear interest from the date of disbursement of the Loan evidenced thereby through the Maturity Date at a rate per annum equal to the Prime Rate from time to time in effect plus one-half of one percent (0.50%) (subject to adjustment as provided in the Promissory Note), provided that any amounts overdue shall bear interest as provided in Section 2.7.

         2.4 OPTIONAL PREPAYMENT OF PROMISSORY NOTE

         Any provision of this Agreement notwithstanding, the Borrower shall have the right at any time to prepay, at its election, the Loan as a whole, and from time to time to prepay the Loan in part, without premium or penalty, upon not less than five Business Days' written or telephonic notice to the Lender, provided that (a) each partial prepayment shall be in the principal amount of $5,000 or an integral multiple thereof, and (b) on the date of each prepayment, the Borrower shall pay accrued interest on the principal so prepaid to the date of such prepayment. Any amounts so prepaid shall not be available for reborrowing by the Borrower.

         2.5      COMPUTATIONS, ETC.

         All computations of interest on the Promissory Note shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed. The outstanding amount of the Obligations as reflected on the Lender's records from time to time shall, absent demonstrable error, be conclusive and binding on the Borrower. Each change in the rate of interest applicable to the Loan resulting from a change in the Prime Rate shall be effective on the date of each change in the Prime Rate. Lender shall provide notice to Borrower of any change in the rate of interest applicable to the Loan as soon as practicable following the corresponding change in the Prime Rate. Whenever a payment hereunder or under the Promissory Note becomes due on a day which is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day and interest and any applicable fees shall accrue during each such extension.

         2.6      FUNDS FOR PAYMENTS

         The Loan shall be made in immediately available funds by check or wire transfer to a bank account designated in writing by Borrower. Borrower's payments and prepayments under the Loan (whether of principal, interest or other amount) shall be made in immediately available funds at the Lender's principal office in Redmond, Washington.

         2.7      INTEREST ON OVERDUE AMOUNTS

         Each overdue amount payable to the Lender under this Agreement or the Promissory Note (whether principal, interest or other amount) shall bear interest from the due date thereof to the date such amount is paid in full (whether before or after judgment) at a rate per annum at all times equal to two percentage points (2.0%) above the Prime Rate from time to time in effect, compounded daily and payable on demand.

                  2.8      SUBORDINATION

         The Obligations shall be subordinate to the Borrower's outstanding bank line of credit and existing capital lease obligations, and Lender agrees to execute and deliver from time to time any commercially reasonable subordination agreements which such lenders or any other institutional lenders (including, without limitation, banks, insurance companies and leasing companies) shall require in connection with the Borrower's Indebtedness to such parties. Except for the Indebtedness described in the first sentence of this Section 2.8, the Obligations shall have priority over any other Indebtedness of the Borrower, including, without limitation, any outstanding Indebtedness to the Borrower's shareholders. Prior to incurring any Indebtedness as to which the Obligations shall have priority, the Borrower hereby agrees to obtain executed Subordination Agreements in substantially the form of Exhibit B hereto from each prospective obligee of any such Indebtedness.

3.       REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lender that:

         3.1      CORPORATE EXISTENCE AND GOOD STANDING, ETC.

         The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of California and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed by the Borrower to be conducted, to enter into this Agreement and the other Loan Documents and to consummate the transactions contemplated hereby and thereby. The Borrower is duly qualified and in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary and where the failure to be so qualified has, or would be reasonably expected (so far as can be foreseen at the time) to have, a material adverse effect on the business, properties, operations, condition (financial or other) or prospects of the Borrower. The Borrower has obtained from the appropriate governmental authorities all approvals and licenses necessary for the conduct of its business and operations as currently conducted, which approvals and licenses are valid and remain in full force and effect, except where the failure to have obtained such approvals or licenses or the failure of such licenses and approvals to be valid and in full force and effect does not have, and would not be reasonably expected (so far as can be foreseen at the time) to have, a material adverse effect on the business, properties, operations, condition (financial or other) or prospects of the Borrower.

         3.2 CORPORATE POWER; CONSENTS; ABSENCE OF CONFLICT WITH OTHER AGREEMENTS, ETC.

         The execution, delivery and performance of this Agreement and the other Loan Documents by the Borrower and the borrowings and transactions contemplated hereby and thereby:

         (a) are within the Borrower's corporate powers, and have been duly authorized by all necessary corporate action or the part of the Borrower;

         (b) except for any required consents or any conflicts, breaches or contraventions (i) which shall be obtained or waived within 10 business days of the date hereof or (ii) under any indenture, agreement, lease, instrument or undertaking under which no Indebtedness is outstanding (and the Borrower agrees that it will incur no Indebtedness under any such indenture, agreement, lease, instrument or undertaking without obtaining any required consent or waiver)

                  (i) do not require any approval or consent of, or filing with, any governmental agency or authority bearing on the validity of such instruments and borrowings which is required by law or the regulation of any such agency or authority, and are not in contravention of law or the terms of the Borrower's Articles of Incorporation or Bylaws, or any amendment thereof;

                  (ii) will not conflict with or result in any breach or contravention of or the creation of any lien under any indenture, agreement, lease, instrument or undertaking to which the Borrower is a party or by which it or any of its properties are bound, ; and

         (c) are and will be valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights, and except to the extent that the availability of equitable remedies with respect to such obligations may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

         3.3      NO DEFAULT

         No Default or Event of Default under this Agreement exists at the delivery of this Agreement.

         3.4      FINANCIAL STATEMENTS

         There has been furnished to the Lender the (a) audited consolidated financial statements of the Borrower as of and for the fiscal years ended December 31, 1993, 1994 and 1995, including the reports and opinions of the Borrower's independent auditors relating thereto, and (b) unaudited consolidated financial statements of the Borrower as of and for the fiscal quarters ended March 31, 1996 and June 30, 1996, each consisting of a balance sheet and statements of income and changes in financial position (collectively, the "Financials"). The Financials have been, and all financial statements to be furnished in accordance with Section 5.1 hereof will be, prepared in accordance with the books and records of the Borrower and fairly present or will fairly present the financial condition of the Borrower at the dates thereof and the results of operations for the periods indicated (subject, in the case of unaudited financial statements, to normal year-end adjustments, none of which are or will be material). The Financials have been, and all financial statements to be furnished in accordance with Section 5.1 hereof will be, prepared in accordance with GAAP. Since the date of the most recent Financials, there has been no material adverse change in the financial condition, results of operations or business of the Borrower.

         3.5      DISCLOSURE

         This Agreement, the other Loan Documents, the Registration Statement and all certificates and statements furnished by or on behalf of the Borrower to the Lender in connection herewith and therewith do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact known to the Borrower or to any executive officer of the Borrower which materially adversely affects, or in the future may (so far as they can now foresee) materially adversely affect, the business, assets, or financial condition of the Borrower which has not previously been disclosed to the Lender.

         3.6      LEGAL PROCEEDINGS

         There is no action, suit, or proceeding pending or threatened, at law or in equity, or before or by any governmental authority, domestic or foreign, which might result in any materially adverse change in Borrower's financial condition or operations, or which would involve the probability of any judgment or liability resulting in an uninsured payment by the Borrower of at least $50,000 other than an action by a former salesperson of the Borrower for commissions allegedly due, for which the Borrower has established an accounting reserve.

4.       CONDITIONS OF LENDING

         The obligation of the Lender to make the Loan hereunder shall be subject to the following conditions precedent:

         4.1      EXECUTION AND DELIVERY OF LOAN DOCUMENTS

         All of the Loan Documents shall have been executed and delivered by the Borrower (and any other party thereto) to the Lender.

         4.2      REPRESENTATIONS AND WARRANTIES

         The representations and warranties contained in Section 3 hereof and in each of the other Loan Documents shall have been true and correct as of the date on which made and shall also be true and correct at and as of the date of the Lending with the same effect as if made at and as of such date.

         4.3      PERFORMANCE; NO DEFAULT

         The Borrower shall have performed and complied with all terms and conditions of the Loan Documents, and each of them, required to be performed or complied with by it prior to or at the time of the Lending, and at the time of the Lending, there shall exist no Default or Event of Default or condition which, with either the giving of notice or the lapse of time or both, would result in a Default or Event of Default under this Agreement, or under any of the Loan Documents upon consummation of the Lending.

         4.4      CORPORATE ACTION

         All corporate action required by law of the Borrower necessary for the valid execution, delivery and performance by the Borrower of the Loan Documents shall have been duly and effectively taken.

         4.5      PROCEEDINGS AND DOCUMENTS

         All proceedings in connection with the transactions contemplated by this Agreement, the Loan Documents and all documents incident hereto and thereto, shall be reasonably satisfactory in substance and in form to the Lender and its counsel, and the Lender and its counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Lender or its counsel may reasonably request.

5.       COVENANTS

         The Borrower covenants and agrees that, so long as the Promissory Note is outstanding:

         5.1      FINANCIAL STATEMENTS

         The Borrower shall deliver to the Lender such financial statements of the Borrower (including, without limitation, quarterly and audited annual financial statements), all in reasonable detail and prepared in accordance with GAAP andall documents filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, promptly after the preparation of such financial statements or the filing of such documents, and such other data as the Lender may reasonably request.

         5.2      FURTHER ASSURANCES

         The Borrower shall cooperate with the Lender and execute such further instruments and documents as the Lender shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

         5.3      NOTICES

         Borrower shall promptly give written notice to Lender of (a) all litigation affecting Borrower where the uninsured amount is at least $100,000;
(b) any substantial dispute which may exist between Borrower and any governmental regulatory body or law enforcement authority (c) any Default or Event of Default or any default under any other agreement between Borrower and Lender or any other creditor, or any event which, upon notice or lapse of time, or both, would become an Event of Default (d) any other matter which has resulted or is expected by the Borrower to result in a material adverse change in Borrower's financial condition or operations. Lender shall maintain the confidentiality of any nonpublic information received pursuant to this Section
5.3 which Borrower designates as confidential information.

         5.4      INSURANCE

         Borrower shall maintain in effect insurance with responsible insurance companies in such amounts and against such risks as is customarily maintained by persons engaged in businesses similar to that of Borrower, including, without limitation, a policy covering products liability and errors and omissions with policy limits of not less than $1,000,000. Borrower agrees to deliver to Lender such evidence of insurance as Lender may reasonably require and, within 30 days after notice from Lender, to obtain such additional insurance as Lender may reasonably request.

         5.5      COMPLIANCE WITH LAWS

         Borrower shall comply with all applicable federal, state and municipal laws, ordinances, rules and regulations relating to its properties, charters, businesses and operations, including compliance with all minimum funding and other requirements related to any of Borrower's employee benefit plans.

         5.6      DIVIDENDS; INSIDER LOANS

         Borrower shall not without the written consent of Lender (a) pay any dividends or otherwise distribute earnings or (b) make any loans or advances to any of its officers, directors or shareholders (other than (i) loans made to officers, directors or employees for the sole purpose of allowing such persons to exercise options to purchase capital stock of the Borrower or (ii) loans or advances to officers or employees in the ordinary course of business and not exceeding $50,000), or assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligation of any of its officers, directors or shareholders or any third party.

         5.7      CERTAIN TRANSACTIONS

         Borrower shall not without the written consent of Lender, liquidate, dissolve, enter into any merger or consolidation, create or acquire any subsidiaries or, except in the ordinary course of business, sell, lease, transfer or distribute any of its assets. The Lender shall not withhold its consent to any such transaction unless the Lender reasonably believes that such transaction will materially adversely affect Borrower's ability to repay the Obligations, except that the Lender may withhold its consent for any reason if the transaction consists of the acquisition of the Borrower by another person or entity with total assets in excess of $500,000,000 for a purchase price of $50,000,000 or more..

6.       EVENTS OF DEFAULT; ACCELERATION

         If any of the following events ("Events of Default") shall occur and be continuing:

         (a) if the Borrower shall default in the payment of any principal or interest or other amounts under the Promissory Note, whether at maturity or at any date fixed for payment or prepayment or by declaration or otherwise; or

         (b) if the Borrower shall default in the performance of or compliance with any other term contained herein or in any of the other Loan Documents and such default shall not have been remedied within seven days after occurrence thereof; or

         (c) if any representation, warranty or certification made in writing by or on behalf of the Borrower herein, in any of the Loan Documents or in connection with any of the transactions contemplated hereby shall prove to have been false or incorrect in any material respect on the date as of which made; or

         (d) if the Borrower shall default (as principal or guarantor or other surety) in the payment of any principal of, premium, if any, or interest on any Indebtedness (other than the Borrower's obligations to the Lender hereunder), or shall default in the performance of or compliance with any other obligation contained in any agreement or instrument evidencing or securing such Indebtedness, and such default gives to the holder of such Indebtedness the right to accelerate such Indebtedness (whether or not the holder has, in fact, accelerated such Indebtedness), or the right to take action with respect to any collateral securing such Indebtedness, and such default shall continue for longer than the period of grace, if any, specified therein; or

         (e) if either the Borrower makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a liquidator or receiver or custodian (or similar official) of the Borrower or of any substantial part of its assets, or commences any proceeding or case relating to the Borrower under any bankruptcy, reorganization, arrangements, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect; or

         (f) if any such petition or application is filed or any such proceeding or case is commenced against the Borrower and the Borrower indicates its approval thereof, consent thereto or acquiescence therein, or an order is entered appointing any such liquidator or receiver or custodian (or similar official), or adjudicating the Borrower bankrupt or insolvent, or approving a petition in any such proceeding or a decree or order for relief is entered in respect of the Borrower in an involuntary case under any bankruptcy, reorganization, arrangements, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and such order remains in effect for more than 30 days, whether or not consecutive; or

         (g) if any order is entered in any proceeding by or against the Borrower decreeing or permitting its dissolution or split-up or the winding up of its affairs; or

         (h) if the Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debt generally;

then and in each and every such event the Lender may, by written notice to the Borrower, declare all amounts owing with respect to the Promissory Note to be due and payable (unless there shall occur any event specified in any of paragraphs (f), (g) or(h) of this Section 6, in which case all amounts owing with respect to this Agreement and the Promissory Note shall automatically become due and payable), and thereupon in either instance the same shall forthwith mature and become immediately due and payable together with interest thereon and all other amounts then owing under this Agreement and the Promissory Note, without presentment, demand, protest or notice, all of which are hereby waived.

7.       REMEDIES ON DEFAULT

         7.1      RIGHTS OF LENDER

         In case any one or more of the Events of Default specified in Section 6 shall have occurred and be continuing, and whether or not all amounts owing with respect to this Agreement and the Promissory Note have been declared due and payable as provided in Section 6, the Lender may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether such rights arise under this Agreement or otherwise whether for the specific performance of any covenant or agreement contained in this Agreement, the Promissory Note or any other Loan Document, and shall have and may exercise all available rights and remedies, including, without limitation, the obtaining of an ex parte appointment of a receiver.

         7.2      SET-OFF

         During the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lender to the Borrower may be set off against any and all liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to the Lender.

8.       EXPENSES

         Each party shall bear its own expenses incurred in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby; provided, however that Borrower agrees to reimburse Holder on demand for all legal fees and other costs and expenses incurred in collecting and enforcing the Promissory Note.

9.       SURVIVAL OF COVENANTS

         All covenants, agreements, representations and warranties made herein and in any certificates or other papers delivered by or on behalf of the Borrower pursuant hereto are material and shall be deemed to have been relied upon by the Lender, any investigation heretofore or hereafter made by it notwithstanding, and shall survive the making of the Loan, as herein contemplated, and shall continue in full force and effect so long as the Loan or other amounts due under this Agreement or the Promissory Note remain outstanding and unpaid. All statements contained in any certificate or other paper delivered to the Lender at any time by or on behalf of the Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder.

10.      PARTIES IN INTEREST

         All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided that the Borrower shall not assign or transfer its rights hereunder without the prior written consent of the Lender.

11.      NOTICES

         Except as otherwise provided herein, any notice to the Borrower or to the Lender shall be in writing, and such notice shall be given by delivery in hand; by telecopy with original posted first class mail, postage prepaid, within three days thereafter; by certified mail, postage prepaid, return receipt requested; or by private courier requesting evidence of receipt as a part of its service, addressed as follows:

         (a)      if to the Borrower, as follows:

                           ViewStar Corporation
                           1101 Marina Village Parkway
                           Alameda, California  94501
                           Attn:  President

                  with a copy to:

                           Wilson Sonsini Goodrich & Rosati
                           650 Page Mill Road
                           Palo Alto, California  94304-1050
                           Attn:  Robert B. Jack, Esq.

         (b)      if to the Lender, as follows:

                           Digital Systems International, Inc.
                           6464 185th Avenue N.E.
                           Redmond, Washington  98052
                           Attn: General Counsel

                  with a copy to:

                           Perkins Coie
                           1201 Third Avenue, 40th Floor
                           Seattle, Washington 98101
                           Attn: Michael E. Stansbury, Esq.

or to such other address as may be designated in writing by either party from time to time in accordance herewith. Notices shall be deemed delivered upon the earliest to occur of delivery by hand, when so telecopied, when so placed in the mails or when delivered to such delivery service as aforesaid.

12.      GOVERNING LAW

         This Agreement shall be construed, enforced and otherwise governed by the laws of the state of Washington.

13.      ENTIRE AGREEMENT

         This Agreement and any other documents executed in connection herewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except as provided in
Section 14.

14.      CONSENTS, AMENDMENTS, WAIVERS, ETC.

         Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Lender may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

15.      WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION

         The borrower hereby waives any right it may have to trial by jury in any action or proceeding of any kind or nature, in any court in which an action may be commenced, arising out of or in connection with this Agreement, any other Loan Document or any other matters related thereto. The Borrower hereby consents to the exclusive jurisdiction of the United States District Court for the Western District of Washington or, at the option of the Lender, any court in which the Lender decides to initiate legal or equitable proceedings concerning this Agreement, any other Loan Documents or any other matters related thereto in which the court has subject matter jurisdiction over the matter and controversy; and to the extent permitted by law, the Borrower hereby waives personal service of the summons and complaint or other process of the papers issued therein and agrees that service may be made by registered or certified mail addressed to the Borrower at its address set forth herein.

16.      MISCELLANEOUS

         The rights and remedies herein expressed are cumulative and not exclusive of any other rights which the Lender would otherwise have. Any instruments required by any of the provisions hereof to be in the form annexed hereto as an exhibit shall be substantially in such form with such changes therefrom, if any, as may be approved by the Lender. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement or any amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart executed by the party against which enforcement thereof is sought.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized undersigned officers as of the date first written above.

                                       VIEWSTAR CORPORATION

                                       By:_____________________________
                                            Name:
                                            Title:

                                       DIGITAL SYSTEMS
                                       INTERNATIONAL, INC.

                                       By:______________________________
                                            Name:
                                            Title:

                                    EXHIBIT A

                                [PROMISSORY NOTE]

                                    EXHIBIT B

                            [SUBORDINATION AGREEMENT]

                                                                          PAGE 1